Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
10. Fair Value Measurements

ASC 820, Fair Value Measurements and Disclosures, defines fair value for financial assets and liabilities, establishes a framework for measuring fair value in Generally Accepted Accounting Principles (“GAAP”) and expands disclosures about fair value measurements. As of December 31, 2011 and 2010, the Company's only assets and liabilities subject to this standard are forward contracts, investments in a money market fund and municipal bonds and defined benefit plan assets. The fair value of the forward exchange contracts based on current pricing obtained for comparable derivative products (Level 2 inputs) at December 31, 2011 and 2010, was an asset of $0.4 million and a liability of $0.1 million, respectively. The fair value of the investments based on December 31, 2011 and 2010, market quotes (Level 1 inputs) was an asset of $17.4 million and $14.2 million, respectively. The fair value of the defined benefit plan assets based on December 31, 2011 and 2010, market quotes (Level 1 inputs) was an asset of $28.7 million and $26.0 million, respectively.

The carrying values of the Company's cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses and short-term borrowings approximated fair values as of December 31, 2011 and 2010.

The fair value of the Company's long-term debt, including current maturities, is estimated using discounted cash flows based on the Company's current incremental borrowing rates for similar types of borrowing arrangements. The carrying value of the long-term debt at December 31, 2011 and 2010, was $312.4 million and $324.4 million, respectively. The fair value of the long-term debt at December 31, 2011 and 2010, was approximately $335.6 million and $334.2 million, respectively.